Exhibit 99.1

News Release

Contacts:	Jenny Gelhausen Investor Relations Oracle Corporation (650) 506-8057	Jeff Lettes Corporate Communications Oracle Corporation (650) 506-9564

ORACLE REPORTS Q3 GAAP EPS OF 10 CENTS, NON-GAAP EPS OF 16 CENTS
Database New License Sales up 12% to $782 Million

REDWOOD SHORES, Calif., March 22, 2005 — Oracle Corporation (NASDAQ: ORCL) today announced that fiscal 2005 Q3 GAAP earnings per share was $0.10 and non-GAAP earnings per share was $0.16, compared with GAAP and non-GAAP earnings per share of $0.12 last year. GAAP net income for the quarter was $540 million and non-GAAP net income was $814 million, compared with GAAP net income of $635 million and non-GAAP net income of $650 million in Q3 last year. Total GAAP revenues increased 18% to $2.95 billion while total non-GAAP revenues increased 23% to $3.09 billion for the quarter.

     Third quarter GAAP total software revenues were up 15% to $2.34 billion while non-GAAP total software revenues were up 23% to $2.48 billion. GAAP services revenues were up 26% to $614 million. GAAP database new license revenues were up 12% to $782 million for the quarter.

     “We are extremely pleased that Q3 non-GAAP net income was up 25%, and non-GAAP earnings per share was up 28%,” said Safra Catz, Oracle’s Co-President and interim CFO. “Given our strong Q3 results and the improved outlook for Q4, we are raising our non-GAAP EPS guidance for the full fiscal year 2005 from $0.62 to $0.64 — $0.65.”

     “Solid growth in our database business has enabled Oracle to take market share from IBM all year long,” said Oracle CEO Larry Ellison. Independent proof of Oracle’s gains came when industry analyst firm IDC published that Oracle had increased its market share from 40.3% to 41.3%, while runner-up IBM’s database share dropped from 31.8% to 30.6% over the last 12 months. “Oracle’s gain in market share highlights the accelerating acceptance of Oracle Database Grids as replacements for IBM mainframes.”

     “Combining the Oracle and PeopleSoft applications businesses gives us the largest applications business in North America,” said Oracle’s Co-President Charles Phillips. “Having completed the

-more-

     PeopleSoft deal, we can now sell into an installed base of over 23,000 applications customers worldwide. We intend to aggressively expand our number one position in North America and grow our share globally.”

     Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects, which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could adversely affect purchasing decisions for computer software and services throughout the world. The war on terrorism and the potential for other hostilities in various parts of the world continue to contribute to a climate of economic and political uncertainty that could adversely affect revenues. Delays in closing of transactions, reductions in size of individual transactions without an offsetting increase in volume, unanticipated fluctuations in currency exchange rates, delays in product delivery, or a decline in our renewal rates for software license updates and product support can cause quarterly revenues and income to fall short of anticipated levels. (2) Oracle recently completed the acquisition of PeopleSoft, Inc. on January 7, 2005, and, in addition to the risks associated with acquisitions generally, Oracle has had little experience integrating and managing a multi-billion dollar acquisition, may have higher than anticipated costs in continuing support and development of acquired PeopleSoft products, may not realize the anticipated increase in revenues if a larger than predicted number of PeopleSoft customers decline to renew software license updates and product support and may not be able to realize its employee retention goals which could adversely impact operations. (3) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (4) Oracle continues to introduce new or enhanced versions of its products and services. The market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (5) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices. (6) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. (7) Today we announced that we have entered into a definitive merger agreement to acquire Retek, Inc. We have previously publicly announced our intention to acquire complementary businesses and technologies. Our inability to integrate any such acquisitions quickly and efficiently with our existing business could have a material adverse effect on our business, results of operations, financial condition or cash flows. All information set forth in this release is current as of March 22, 2005. Oracle undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

Q3 FISCAL 2005 QUARTER TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Three Months Ended		Three Months Ended
	February 28,		February 29,		% Increase	% Increase (Decrease)
		% of		% of	(Decrease)	in Local
	2005	Revenues	2004	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$947	32%	$847	34%	12%	8%
Software license updates and product support	1,389	47%	1,176	47%	18%	15%

Software Revenues	2,336	79%	2,023	81%	15%	12%

Services	614	21%	486	19%	26%	23%

Total Revenues	2,950	100%	2,509	100%	18%	14%

OPERATING EXPENSES (2)
Sales and marketing	666	22%	525	21%	27%	24%
Software license updates and product support	160	5%	143	6%	12%	9%
Cost of services	552	19%	439	17%	26%	22%
Research and development	408	14%	322	13%	27%	25%
General and administrative	145	5%	130	5%	12%	9%
Amortization of intangible assets	81	3%	8	0%	*	*
Acquisition related	51	2%	15	1%	*	*
Restructuring	107	4%	—	0%	*	*
Stock-based compensation (3)	10	0%	—	0%	*	*

Total Operating Expenses	2,180	74%	1,582	63%	38%	35%

OPERATING INCOME	770	26%	927	37%	(17%)	(22%)
Interest expense	(58)	(2%)	(4)	0%	*	*
Non-operating income, net	59	2%	24	1%	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	771	26%	947	38%	(19%)	(24%)

Provision for income taxes	231	8%	312	13%	(26%)	(27%)

NET INCOME	$540	18%	$635	25%	(15%)	(22%)

EARNINGS PER SHARE
Basic	$0.11		$0.12		(13%)
Diluted	$0.10		$0.12		(13%)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,122		5,218		(2%)
Diluted	5,230		5,337		(2%)
(3) COMPONENTS OF STOCK-BASED COMPENSATION
Sales and marketing	$2		$—
Software license updates and product support	1		—
Cost of services	3		—
Research and development	3		—
General and administrative	1		—

Total stock-based compensation	$10		$—

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies in the three months ended February 28, 2005 compared with the corresponding prior year period, contributing 4 percentage points of revenue growth, 3 percentage points to the increase in operating expenses, and 5 percentage points of operating income growth.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q3 FISCAL 2005 QUARTER TO DATE FINANCIAL RESULTS
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(in millions, except per share data)

	Three Months Ended February 28,			Three Months Ended February 29,			% Increase	% Increase (Decrease)
	2005		2005	2004		2004	(Decrease)	in Local
	Reported	Adj.	Non-GAAP	Reported	Adj.	Non-GAAP	in US $	Currency

REVENUES
New software licenses	$947	$—	$947	$847	$—	$847	12%	8%
Software license updates and product support (2)	1,389	143	1,532	1,176	—	1,176	30%	27%

Software Revenues	2,336	143	2,479	2,023	—	2,023	23%	20%

Services	614	—	614	486	—	486	26%	23%

Total Revenues	2,950	143	3,093	2,509	—	2,509	23%	19%

OPERATING EXPENSES
Sales and marketing	666	—	666	525	—	525	27%	24%
Software license updates and product support	160	—	160	143	—	143	12%	9%
Cost of services	552	—	552	439	—	439	26%	22%
Research and development	408	—	408	322	—	322	27%	25%
General and administrative	145	—	145	130	—	130	12%	9%
Amortization of intangible assets (3)	81	(81)	—	8	(8)	—	*	*
Acquisition related (4)	51	(51)	—	15	(15)	—	*	*
Restructuring (5)	107	(107)	—	—	—	—	*	*
Stock-based compensation (6)	10	(10)	—	—	—	—	*	*

Total Operating Expenses	2,180	(249)	1,931	1,582	(23)	1,559	24%	21%

OPERATING INCOME	770	392	1,162	927	23	950	22%	17%
Interest expense	(58)	—	(58)	(4)	—	(4)	*	*
Non-operating income, net	59	—	59	24	—	24	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	771	392	1,163	947	23	970	20%	15%

Provision for income taxes (7)	231	118	349	312	8	320	9%	8%

NET INCOME	$540	$274	$814	$635	$15	$650	25%	18%

EARNINGS PER SHARE
Basic	$0.11		$0.16	$0.12		$0.12	28%
Diluted	$0.10		$0.16	$0.12		$0.12	28%

* not meaningful

(1)	We use non-GAAP additional measures of net income and diluted earnings per share adjusted to exclude certain purchase accounting adjustments and expenses that we believe are appropriate to enhance an overall understanding of our past financial performance and prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends, as well as our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before the effects of business combination adjustments and other charges that are considered by management to be outside of our core business segment operational results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP.

(2)	In connection with the preliminary purchase price allocation, we have estimated the fair value of the support obligations assumed from PeopleSoft in connection with the acquisition. Our estimate of fair value resulted in an adjustment to reduce the carrying value of PeopleSoft’s December 28, 2004 support obligations by $635 million. Consequently, software license updates and product support revenue related to existing PeopleSoft support contracts in the amount of $143 million, that would have been otherwise recorded by PeopleSoft as an independent entity, was not recognized in the third quarter and first nine months of fiscal 2005. As former PeopleSoft customers renew their support contracts over the next year, we will recognize the full value of revenue from the support contracts as deferred revenues and recognize the related revenue ratably over the contract period.

(3)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(4)	Acquisition related charges primarily consist of in-process research and development expenses, costs associated with our tender offer for PeopleSoft prior to the agreement date, certain professional fees associated with integration activities, as well as salary costs and retention bonuses for transitional employees who will be terminated upon the completion of the legal entity and integration activities.

(5)	Restructuring costs include pre-merger Oracle employee severance and duplicate facility closures.

(6)	Represents stock-based compensation related to PeopleSoft stock options assumed in connection with the acquisition.

(7)	The income tax rates used were the effective income tax rates for the periods presented.

ORACLE CORPORATION

Q3 FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Nine Months Ended		Nine Months Ended
	February 28,		February 29,			% Increase
					% Increase	(Decrease)
		% of		% of	(Decrease)	in Local
	2005	Revenues	2004	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$2,481	31%	$2,227	31%	11%	7%
Software license updates and product support	3,816	48%	3,325	47%	15%	11%

Software Revenues	6,297	79%	5,552	78%	13%	9%

Services	1,624	21%	1,528	22%	6%	3%

Total Revenues	7,921	100%	7,080	100%	12%	8%

OPERATING EXPENSES (2)
Sales and marketing	1,701	22%	1,503	22%	13%	9%
Software license updates and product support	437	6%	407	6%	7%	4%
Cost of services	1,420	18%	1,337	19%	6%	2%
Research and development	1,031	13%	934	13%	10%	9%
General and administrative	400	5%	370	5%	8%	5%
Amortization of intangible assets	97	1%	29	0%	*	*
Acquisition related	103	1%	43	1%	*	*
Restructuring	107	1%	—	0%	*	*
Stock-based compensation (4)	10	0%	—	0%	*	*

Total Operating Expenses	5,306	67%	4,623	66%	15%	12%

OPERATING INCOME	2,615	33%	2,457	35%	6%	1%
Interest expense	(69)	(1%)	(18)	0%	*	*
Non-operating income, net (3)	117	2%	87	1%	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	2,663	34%	2,526	36%	5%	0%

Provision for income taxes	799	10%	835	12%	(4%)	(6%)

NET INCOME	$1,864	24%	$1,691	24%	10%	3%

EARNINGS PER SHARE
Basic	$0.36		$0.32		12%
Diluted	$0.36		$0.32		13%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,133		5,225		(2%)
Diluted	5,229		5,340		(2%)
(4) COMPONENTS OF STOCK-BASED COMPENSATION
Sales and marketing	$2		$—
Software license updates and product support	1		—
Cost of services	3		—
Research and development	3		—
General and administrative	1		—

Total stock-based compensation	$10		$—

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies in the nine months ended February 28, 2005 compared with the corresponding prior year period, contributing 4 percentage points of revenue growth, 3 percentage points to the increase in operating expenses, and 5 percentage points of operating income growth.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

(3)	Non-operating income, net for the nine months ended February 29, 2004 includes an $87.1 million of impairment charges related to our investment in Liberate Technologies. In June 2003, we sold all of our common shares in Liberate Technologies to a third-party for approximately $83.5 million and recognized a $35.4 million gain on the sale. Non-operating income, net for the nine months ended February 29, 2004 also includes a $5 million expense relating to a commitment fee for a revolving credit facility associated with our acquisition of PeopleSoft.

ORACLE CORPORATION

Q3 FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(in millions, except per share data)

	Nine Months Ended February 28,			Nine Months Ended February 29,				% Increase
							% Increase	(Decrease)
	2005		2005	2004		2004	(Decrease)	in Local
	Reported	Adj.	Non-GAAP	Reported	Adj.	Non-GAAP	in US $	Currency

REVENUES
New software licenses	$2,481	$—	$2,481	$2,227	$—	$2,227	11%	7%
Software license updates and product support (2)	3,816	143	3,959	3,325	—	3,325	19%	15%

Software Revenues	6,297	143	6,440	5,552	—	5,552	16%	12%

Services	1,624	—	1,624	1,528	—	1,528	6%	3%

Total Revenues	7,921	143	8,064	7,080	—	7,080	14%	10%

OPERATING EXPENSES
Sales and marketing	1,701	—	1,701	1,503	—	1,503	13%	9%
Software license updates and product support	437	—	437	407	—	407	7%	4%
Cost of services	1,420	—	1,420	1,337	—	1,337	6%	2%
Research and development	1,031	—	1,031	934	—	934	10%	9%
General and administrative	400	—	400	370	—	370	8%	5%
Amortization of intangible assets (3)	97	(97)	—	29	(29)	—	*	*
Acquisition related (4)	103	(103)	—	43	(43)	—	*	*
Restructuring (5)	107	(107)	—	—	—	—	*	*
Stock-based compensation (6)	10	(10)	—	—	—	—	*	*

Total Operating Expenses	5,306	(317)	4,989	4,623	(72)	4,551	10%	7%

OPERATING INCOME	2,615	460	3,075	2,457	72	2,529	22%	17%
Interest expense	(69)	—	(69)	(18)	—	(18)	*	*
Non-operating income, net	117	—	117	87	—	87	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	2,663	460	3,123	2,526	72	2,598	20%	15%

Provision for income taxes (7)	799	138	937	835	24	859	9%	7%

NET INCOME	$1,864	$322	$2,186	$1,691	$48	$1,739	26%	19%

EARNINGS PER SHARE
Basic	$0.36		$0.43	$0.32		$0.33	28%
Diluted	$0.36		$0.42	$0.32		$0.33	28%

* not meaningful

(1)	We use non-GAAP additional measures of net income and diluted earnings per share adjusted to exclude certain purchase accounting adjustments and expenses that we believe are appropriate to enhance an overall understanding of our past financial performance and prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends, as well as our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before the effects of business combination adjustments and other charges that are considered by management to be outside of our core business segment operational results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP.

(2)	In connection with the preliminary purchase price allocation, we have estimated the fair value of the support obligations assumed from PeopleSoft in connection with the acquisition. Our estimate of fair value resulted in an adjustment to reduce the carrying value of PeopleSoft’s December 28, 2004 support obligations by $635 million. Consequently, software license updates and product support revenue related to existing PeopleSoft support contracts in the amount of $143 million, that would have been otherwise recorded by PeopleSoft as an independent entity, was not recognized in the third quarter and first nine months of fiscal 2005. As former PeopleSoft customers renew their support contracts over the next year, we will recognize the full value of revenue from the support contracts as deferred revenues and recognize the related revenue ratably over the contract period.

(3)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(4)	Acquisition related charges primarily consist of in-process research and development expenses, costs associated with our tender offer for PeopleSoft prior to the agreement date, certain professional fees associated with integration activities, as well as salary costs and retention bonuses for transitional employees who will be terminated upon the completion of the legal entity and integration activities.

(5)	Restructuring costs include pre-merger Oracle employee severance and duplicate facility closures.

(6)	Represents stock-based compensation related to PeopleSoft stock options assumed in connection with the acquisition.

(7)	The income tax rates used were the effective income tax rates for the periods presented.

ORACLE CORPORATION

Q3 FISCAL 2005 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	February 28,	May 31,
	2005	2004
ASSETS
Current Assets:
Cash and cash equivalents	$7,221	$4,138
Marketable securities	1,911	4,449
Trade receivables, net	1,856	2,012
Deferred tax assets	344	301
Other current assets	589	436

Total Current Assets	11,921	11,336

Non-Current Assets:
Property, net	1,471	1,068
Intangible assets	3,344	39
Goodwill	6,600	41
Other assets	431	279

Total Non-Current Assets	11,846	1,427

TOTAL ASSETS	$23,767	$12,763

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term borrowings and current portion of long-term debt	$7,209	$9
Accounts payable	307	191
Income taxes payable	789	929
Accrued restructuring	242	—
Deferred revenues	1,935	1,497
Other current liabilities	1,755	1,646

Total Current Liabilities	12,237	4,272

Non-Current Liabilities:
Long-term debt	159	163
Deferred tax liabilities	920	59
Accrued restructuring	107	—
Deferred revenues	101	35
Other long-term liabilities	373	239

Total Non-Current Liabilities	1,660	496

Stockholders’ Equity	9,870	7,995

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$23,767	$12,763

ORACLE CORPORATION

Q3 FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)
($ in millions)

	Nine Months Ended
	February 28,	February 29,
	2005	2004

Cash Flows From Operating Activities:
Net income	$1,864	$1,691
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	142	150
Amortization of intangible assets	97	29
Net investment gains related to equity securities	(1)	(30)
Deferred income taxes	(117)	45
Minority interests in income	27	23
Stock-based compensation	10	—
Non cash restructuring	33	—
Non cash acquisition related	34	—
Changes in operating assets and liabilities, net of effects from PeopleSoft acquisition:
Decrease in trade receivables	824	432
Decrease in prepaid expenses and other assets	196	82
Decrease in accounts payable and other liabilities	(455)	(109)
Decrease in income taxes payable	(121)	(76)
Increase (decrease) in deferred revenues	24	(60)

Net cash provided by operating activities	2,557	2,177

Cash Flows From Investing Activities:
Purchases of marketable securities	(6,545)	(7,578)
Proceeds from maturities and sale of marketable securities	10,537	5,829
Acquisitions, net of cash acquired	(9,892)	(12)
Capital expenditures	(150)	(144)
Increase in other assets	(5)	(8)

Net cash used for investing activities	(6,055)	(1,913)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(1,095)	(1,027)
Proceeds from issuance of common stock	360	241
Proceeds from borrowings under bridge loan	9,200	—
Payments of debt	(2,000)	(150)
Distributions to minority interests	(44)	(31)

Net cash provided by (used for) financing activities	6,421	(967)

Effect of exchange rate changes on cash and cash equivalents	160	158

Net increase (decrease) in cash and cash equivalents	3,083	(545)

Cash and cash equivalents at beginning of period	4,138	4,737

Cash and cash equivalents at end of period	$7,221	$4,192

(1) Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q3 FISCAL 2005 FINANCIAL RESULTS
FREE CASH FLOW – TRAILING TWELVE MONTHS (1)
($ in millions)

	Fiscal 2004				Fiscal 2005
	Q1 (2)	Q2 (2)	Q3 (2)	Q4	Q1	Q2	Q3 (3)	Q4

GAAP Operating Cash Flow	$3,074	$3,172	$3,003	$3,195	$3,350	$3,386	$3,575
Capital Expenditures (4)	(324)	(319)	(347)	(189)	(147)	(178)	(195)

Free Cash Flow	$2,750	$2,853	$2,656	$3,006	$3,203	$3,208	$3,380

% Growth	(5)%	(3)%	(12)%	9%	16%	12%	27%

GAAP Net Income	$2,404	$2,486	$2,550	$2,682	$2,749	$2,948	$2,854
Free Cash Flow as a % of Net Income	114%	115%	104%	112%	117%	109%	118%

(1)	We believe reporting free cash flow provides more visibility to our ability to generate cash. We believe that this measure is also useful to investors as one of the bases for comparing our operating performance with our competitors. We evaluate free cash flow over a trailing twelve month period versus on a quarterly basis as we manage our business on an annual basis. Free cash flow is not a measure of financial performance under U.S. generally accepted accounting principles and should not be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity. The reconciliation of free cash flow to GAAP operating cash flow is provided above. Certain prior period balances have been reclassified to conform to the current period presentation.
(2)	Capital expenditures included $168.3 million related to the purchase of land and office buildings previously leased in the fourth quarter of fiscal 2003.
(3)	The first nine months of fiscal 2005 had 18% growth in free cash flow over the first nine months of fiscal 2004 and 129% in free cash flow as a percent of GAAP net income.

	First Nine Months	First Nine Months
	of Fiscal 2004	of Fiscal 2005

GAAP Operating Cash Flow	$2,177	$2,557
Capital Expenditures	(144)	(150)

Free Cash Flow	$2,033	$2,407

% Growth	(5)%	18%

GAAP Net Income	$1,691	$1,864
Free Cash Flow as a % of Net Income	120%	129%

(4)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q3 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT (1)
(in millions, except per share & headcount data)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

OPERATIONS
REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563	$971	$947		$2,481
Software license updates and product support	1,034	1,114	1,176	1,205	4,529	1,176	1,252	1,389		3,816

Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739	2,223	2,336		6,297

Consulting	397	396	374	422	1,589	355	395	470		1,221
Advanced product services	60	65	62	71	258	71	72	76		219
Education	56	68	50	65	239	50	66	68		184

Services Revenues	513	529	486	558	2,086	476	533	614		1,624

Total Revenues	2,072	2,498	2,509	3,076	10,156	2,215	2,756	2,950		7,921

OPERATING EXPENSES (2)
Sales and marketing	457	521	525	620	2,123	480	556	666		1,701
Software license updates and product support	121	143	143	140	548	136	141	160		437
Cost of services	442	455	439	434	1,770	419	448	552		1,420
Research and development	292	318	322	321	1,254	303	319	408		1,031
General and administrative	117	123	130	137	507	124	130	145		400
Amortization of intangible assets	12	10	8	7	36	9	8	81		97
Acquisition related	15	13	15	11	54	29	23	51		103
Restructuring	—	—	—	—	—	—	—	107		107
Stock-based compensation	—	—	—	—	—	—	—	10		10

Total Operating Expenses	1,456	1,583	1,582	1,670	6,292	1,500	1,625	2,180		5,306

OPERATING INCOME	616	915	927	1,406	3,864	715	1,131	770		2,615
Interest expense	(6)	(6)	(4)	(5)	(21)	(5)	(6)	(58)		(69)
Non-operating income, net	54	7	24	18	102	28	29	59		117

INCOME BEFORE PROVISION FOR INCOME TAXES	664	916	947	1,419	3,945	738	1,154	771		2,663
Provision for income taxes	224	299	312	429	1,264	229	339	231		799

NET INCOME	$440	$617	$635	$990	$2,681	$509	$815	$540		$1,864

EARNINGS PER SHARE
Basic	$0.08	$0.12	$0.12	$0.19	$0.51	$0.10	$0.16	$0.11		$0.36
Diluted	$0.08	$0.12	$0.12	$0.19	$0.50	$0.10	$0.16	$0.10		$0.36
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,230	5,226	5,218	5,185	5,215	5,154	5,123	5,122		5,133
Diluted	5,347	5,337	5,337	5,283	5,326	5,241	5,218	5,230		5,229

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,042	$1,250	$1,216	$1,475	$4,983	$1,091	$1,292	$1,437		$3,820
Europe, Middle East & Africa	717	881	918	1,161	3,677	778	1,062	1,088		2,928
Asia Pacific	313	367	375	440	1,496	346	402	425		1,173

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215	$2,756	$2,950		$7,921

HEADCOUNT
GEOGRAPHIC AREA
Domestic	17,437	17,056	16,908	16,659		16,458	16,347	21,774
International	22,887	23,559	24,286	24,999		25,610	26,233	29,107

Total Company	40,324	40,615	41,194	41,658		42,068	42,580	50,881

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

(2)	Certain prior period balances have been reclassified to conform to the current year presentation.

ORACLE CORPORATION

Q3 FISCAL 2005 FINANCIAL RESULTS
ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

APPLICATIONS BUSINESS REVENUES (2)
New software licenses	$107	$137	$140	$231	$615	$69	$215	$152		$436
Software license updates and product support	221	238	237	239	935	238	254	351		843

Software Revenues	328	375	377	470	1,550	307	469	503		1,279
Services	216	212	203	233	864	190	216	348		754

Total Application Related Revenues	$544	$587	$580	$703	$2,414	$497	$685	$851		$2,033

AS REPORTED REVENUE GROWTH RATES
New software licenses	(4%)	27%	0%	(6%)	2%	(36%)	57%	9%		14%
Software license updates and product support	16%	18%	9%	3%	11%	8%	7%	48%		21%
Software Revenues	9%	21%	6%	(2%)	7%	(6%)	25%	33%		18%
Services	(18%)	(24%)	(20%)	(7%)	(18%)	(12%)	2%	71%		19%
Total Application Related Revenues	(4%)	(1%)	(5%)	(4%)	(3%)	(9%)	17%	47%		19%
LOCAL CURRENCY GROWTH RATES
New software licenses	(6%)	18%	(5%)	(9%)	(2%)	(38%)	51%	7%		10%
Software license updates and product support	13%	12%	4%	0%	7%	4%	3%	43%		17%
Software Revenues	6%	14%	0%	(4%)	3%	(9%)	21%	30%		15%
Services	(21%)	(29%)	(25%)	(10%)	(22%)	(15%)	(1%)	67%		15%
Total Application Related Revenues	(7%)	(6%)	(10%)	(6%)	(7%)	(11%)	13%	43%		15%

DATABASE TECHNOLOGY BUSINESS REVENUES (2)
New software licenses	$418	$718	$707	$1,082	$2,926	$494	$756	$795		$2,045
Software license updates and product support	813	876	939	966	3,594	938	998	1,038		2,974

Software Revenues	1,231	1,594	1,646	2,048	6,520	1,432	1,754	1,833		5,019
Services	297	317	283	325	1,222	286	317	266		869

Total Technology Related Revenues	$1,528	$1,911	$1,929	$2,373	$7,742	$1,718	$2,071	$2,099		$5,888

AS REPORTED REVENUE GROWTH RATES
New software licenses	(8%)	9%	15%	15%	10%	18%	5%	12%		11%
Software license updates and product support	14%	16%	19%	16%	16%	15%	14%	11%		13%
Software Revenues	5%	13%	17%	16%	13%	16%	10%	11%		12%
Services	1%	2%	(4%)	(2%)	(1%)	(4%)	0%	(6%)		(3%)
Total Technology Related Revenues	5%	11%	14%	13%	11%	12%	8%	9%		10%
LOCAL CURRENCY GROWTH RATES
New software licenses	(11%)	1%	7%	11%	4%	14%	1%	9%		7%
Software license updates and product support	9%	9%	11%	12%	10%	11%	10%	7%		9%
Software Revenues	1%	5%	9%	11%	7%	12%	6%	8%		8%
Services	(3%)	(4%)	(10%)	(5%)	(5%)	(7%)	(5%)	(8%)		(6%)
Total Technology Related Revenues	0%	4%	6%	9%	5%	8%	4%	5%		6%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle’s estimate of revenues that relate to database technology and application license products.

ORACLE CORPORATION

Q3 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

TOTAL REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563	$971	$947		$2,481
Software license updates and product support	1,034	1,114	1,176	1,205	4,529	1,176	1,252	1,389		3,816

Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739	2,223	2,336		6,297
Consulting	397	396	374	422	1,589	355	395	470		1,221
Advanced product services	60	65	62	71	258	71	72	76		219
Education	56	68	50	65	239	50	66	68		184

Services Revenues	513	529	486	558	2,086	476	533	614		1,624

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215	$2,756	$2,950		$7,921

AS REPORTED REVENUE GROWTH RATES
New software licenses	(7%)	12%	12%	11%	8%	7%	14%	12%		11%
Software license updates and product support	14%	17%	17%	13%	15%	14%	12%	18%		15%
Software Revenues	6%	15%	15%	12%	12%	12%	13%	15%		13%
Consulting	(8%)	(13%)	(13%)	(5%)	(10%)	(11%)	0%	26%		5%
Advanced product services	(6%)	2%	(2%)	6%	0%	18%	11%	23%		17%
Education	(13%)	(4%)	(7%)	(6%)	(7%)	(11%)	(3%)	36%		6%
Services Revenues	(8%)	(10%)	(11%)	(4%)	(8%)	(7%)	1%	26%		6%
Total Revenues	2%	8%	9%	9%	7%	7%	10%	18%		12%
LOCAL CURRENCY GROWTH RATES
New software licenses	(10%)	4%	4%	7%	3%	3%	9%	8%		7%
Software license updates and product support	9%	9%	10%	9%	9%	10%	8%	15%		11%
Software Revenues	2%	7%	8%	8%	6%	8%	9%	12%		9%
Consulting	(11%)	(18%)	(18%)	(8%)	(14%)	(13%)	(4%)	22%		1%
Advanced product services	(10%)	(4%)	(6%)	3%	(4%)	14%	7%	20%		13%
Education	(15%)	(11%)	(16%)	(10%)	(13%)	(14%)	(8%)	33%		2%
Services Revenues	(12%)	(16%)	(17%)	(7%)	(13%)	(10%)	(3%)	23%		3%
Total Revenues	(2%)	1%	2%	5%	2%	3%	6%	14%		8%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q3 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

AMERICAS
Database technology	$162	$299	$254	$420	$1,135	$197	$285	$289		$771
Applications	41	76	85	134	336	30	116	91		237

New Software License Revenues	$203	$375	$339	$554	$1,471	$227	$401	$380		$1,008

AS REPORTED GROWTH RATES
Database technology	(15%)	16%	3%	10%	5%	22%	(5%)	14%		8%
Applications	(32%)	46%	(1%)	6%	3%	(27%)	53%	7%		17%
New Software License Revenues	(19%)	21%	2%	9%	5%	12%	7%	12%		10%
LOCAL CURRENCY GROWTH RATES
Database technology	(15%)	14%	1%	10%	5%	21%	(5%)	12%		7%
Applications	(32%)	46%	(2%)	5%	3%	(27%)	51%	7%		17%
New Software License Revenues	(19%)	19%	0%	9%	4%	11%	7%	11%		9%

EUROPE / MIDDLE EAST / AFRICA
Database technology	$143	$263	$290	$452	$1,148	$158	$304	$325		$787
Applications	55	48	41	72	216	28	80	44		152

New Software License Revenues	$198	$311	$331	$524	$1,364	$186	$384	$369		$939

AS REPORTED GROWTH RATES
Database technology	(6%)	2%	23%	19%	12%	10%	16%	12%		13%
Applications	83%	17%	17%	(12%)	15%	(49%)	67%	7%		6%
New Software License Revenues	9%	4%	23%	13%	12%	(6%)	23%	11%		12%
LOCAL CURRENCY GROWTH RATES
Database technology	(15%)	(11%)	8%	12%	1%	3%	5%	6%		5%
Applications	65%	2%	3%	(17%)	5%	(53%)	54%	2%		(1%)
New Software License Revenues	(2%)	(9%)	8%	7%	1%	(12%)	13%	6%		4%

ASIA PACIFIC
Database Technology	$103	$150	$156	$201	$610	$131	$160	$168		$459
Applications	11	13	14	25	63	11	19	17		47

New Software License Revenues	$114	$163	$170	$226	$673	$142	$179	$185		$506

AS REPORTED GROWTH RATES
Database technology	8%	16%	29%	17%	18%	27%	7%	8%		12%
Applications	(48%)	(13%)	(26%)	(32%)	(32%)	0%	46%	21%		24%
New Software License Revenues	(2%)	13%	21%	8%	11%	25%	10%	9%		13%
LOCAL CURRENCY GROWTH RATES
Database technology	7%	8%	20%	10%	11%	21%	3%	3%		8%
Applications	(48%)	(25%)	(32%)	(35%)	(35%)	0%	38%	23%		22%
New Software License Revenues	(3%)	4%	13%	2%	4%	19%	6%	5%		9%

TOTAL COMPANY
Database technology	$408	$712	$700	$1,073	$2,893	$486	$749	$782		$2,017
Applications	107	137	140	231	615	69	215	152		436

New Software License Revenues	$515	$849	$840	$1,304	$3,508	$555	$964	$934		$2,453

AS REPORTED GROWTH RATES
Database technology	(7%)	11%	16%	15%	11%	19%	5%	12%		11%
Applications	(4%)	27%	0%	(6%)	2%	(36%)	57%	9%		14%
New Software License Revenues	(6%)	13%	13%	11%	9%	8%	14%	11%		11%
LOCAL CURRENCY GROWTH RATES
Database technology	(11%)	2%	8%	11%	4%	14%	1%	8%		7%
Applications	(6%)	18%	(5%)	(9%)	(2%)	(38%)	51%	7%		10%
New Software License Revenues	(10%)	5%	5%	7%	3%	4%	9%	8%		7%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.